UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2012

AUTHENTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33552	59-3521332
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901

Telephone: (321) 308-1300

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On July 26, 2012, AuthenTec, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Apple Inc., a California corporation (“Parent”), and Bryce Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Merger Agreement was unanimously approved by the Company’s Board of Directors.

At the effective time of the Merger, each share of Company common stock issued and outstanding immediately prior to the effective time (other than shares (i) held by the Company in treasury, (ii) owned directly or indirectly, by any of the Company’s wholly owned subsidiaries, Parent, or Merger Sub or any other direct or indirect wholly owned subsidiary of Parent, or (iii) held by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $8.00 in cash, without interest.

Consummation of the Merger is subject to customary closing conditions, including without limitation (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon, (ii) the absence of any legal restraint enjoining or prohibiting the Merger, (iii) the expiration or early termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain foreign antitrust approvals, (iv) the absence of a material adverse effect on the Company, (v) the absence of any pending or threatened litigation initiated by the Federal Trade Commission or the Antitrust Division of the Department of Justice under certain antitrust laws or any related legal restraint and (vi) certain other customary conditions. Consummation of the Merger is not subject to any financing contingencies.

The Company is subject to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide information to and engage in discussions with third parties regarding alternative acquisition proposals. However, prior to adoption of the Merger Agreement by the Company’s stockholders, the no-shop provision is subject to customary exceptions which allow the Company under certain circumstances to provide information to and participate in discussions with third parties with respect to certain unsolicited alternative acquisition proposals.

Each of the Company, Parent and Merger Sub has made customary representations and warranties in the Merger Agreement, and each has agreed to use its reasonable best efforts to consummate the Merger. The Company has also agreed to various covenants in the Merger Agreement, including, without limitation, to cause a special meeting of the Company’s stockholders to be held to consider the adoption of the Merger Agreement and file a proxy statement with the Securities and Exchange Commission (the “SEC”) related to such special meeting.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, the parties may be required to pay the other party a termination fee. If the Company is required to pay a termination fee as a result of, among other things, the Company accepting a superior proposal as contemplated by the Merger Agreement, the amount of the termination fee is $10.95 million.

The Merger Agreement also provides that if it is terminated by either the Company or Parent in certain circumstances where requisite antitrust approvals have not been received, governmental litigation under applicable antitrust laws has been initiated or if an injunction or other legal restraint on the consummation of the Merger under applicable antitrust laws has become final, Parent will be required to pay the Company a termination fee of $20.0 million.

Piper Jaffray & Co. acted as exclusive financial adviser and rendered a fairness opinion to the board of directors of the Company. Alston & Bird LLP acted as legal adviser to the Company.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Intellectual Property and Technology Agreement

On July 26, 2012, Parent and the Company entered into an Intellectual Property and Technology Agreement (the “IP Agreement”). The IP Agreement provides Parent with the right to acquire non-exclusive licenses and certain other rights with respect to hardware technology, software technology and patents of the Company.

For the right to acquire such non-exclusive licenses and other rights, Parent will pay the Company $20.0 million. Parent will have 270 days from the date of the IP Agreement to choose, in its sole discretion, to license certain hardware technology and patents and/or certain software technology and patents on a perpetual, non-exclusive basis for an aggregate sum of up to $115.0 million.

The IP Agreement contains customary representations and warranties and indemnification obligations, subject to certain exceptions and limitations.

The foregoing description of the IP Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the IP Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Development Agreement

On July 26, 2012, Parent and the Company entered into a Development Agreement under which the Company will perform certain non-recurring engineering services for Parent for product development and will receive payment of a total of up to $7.5 million for performance of the development work. New intellectual property resulting from the services is to be owned by Parent and certain limited licenses with respect to the services and resulting work product will be granted by the parties. The Company will act as an independent contractor under the terms of the Development Agreement.

The foregoing description of the Development Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Development Agreement attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Voting Agreements

On July 26, 2012, certain of the Company’s directors and executive officers, who beneficially own approximately 3.4% of the outstanding Company common stock, concurrently with the execution of the Merger Agreement and in their capacities as stockholders of the Company, entered into a voting agreement (the “Voting Agreement”) with Parent and Merger Sub, pursuant to which they have agreed to, among other things, vote their shares in favor of the approval of the Merger Agreement and other proposals necessary to consummate the Merger unless such Voting Agreement is terminated pursuant to its terms.

The foregoing description of the Voting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of the Voting Agreement attached hereto as Exhibit 2.2, which is incorporated herein by reference.

The representations, warranties and covenants of the Company contained in the Merger Agreement and the IP Agreement have been made solely for the benefit of Parent and, in the case of the Merger Agreement, Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement or the IP Agreement, (ii) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement and the IP Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement and the IP Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement, the IP Agreement or such other date as is specified therein, and (v) have been included in the Merger Agreement or the IP Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement and the IP Agreement are included with this filing only to provide investors with information regarding the terms thereof, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement and the IP Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement and the IP Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that the Company files with the SEC.

Forward-Looking Statements

We have made forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in this report. The words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results, performance and achievements, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause actual events not to occur as expressed in the forward-looking statement include among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt of all regulatory approvals related to the Merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; Parent’s election not to acquire the rights contemplated by the IP Agreement; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC.

Although we presently believe that the plans, expectations and results expressed in or suggested by the forward-looking statements are reasonable, all forward-looking statements are inherently subjective, uncertain and subject to change, as they involve substantial risks and uncertainties beyond our control. New factors emerge from time to time, and it is not possible for us to predict the nature, or assess the potential impact, of each new factor on our business. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements. We undertake no obligation to update or revise any of our forward-looking statements for events or circumstances that arise after the statement is made, except as otherwise may be required by law. This list of risks and uncertainties, however, is only a summary of some of the most important factors and is not intended to be exhaustive. Additional information regarding risk factors that may affect us is included under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 30, 2011 and subsequent filings with the SEC.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to AuthenTec, Inc., 100 Rialto Place, Suite 100, Melbourne, Florida 32901, Attention: Corporate Secretary, or from the Company’s website, http://www.authentec.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 9, 2012 and subsequently amended on April 25, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when filed with the SEC.

Item 8.01. Other Events.

Attached hereto as Exhibit 99.1 is a set of frequently asked questions and answers regarding the Merger for investors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated July 26, 2012, among AuthenTec, Inc., Apple Inc. and Bryce Acquisition Corporation

2.2	Form of Voting Agreement

10.1	Intellectual Property and Technology Agreement, dated July 26, 2012, between AuthenTec, Inc. and Apple Inc.

10.2	Development Agreement, dated July 26, 2012, between AuthenTec, Inc. and Apple Inc.

99.1	Investor Questions and Answers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 27, 2012

AUTHENTEC, INC.
(Registrant)

By:	/s/ Frederick R. Jorgenson
Frederick R. Jorgenson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated July 26, 2012, among AuthenTec, Inc., Apple Inc. and Bryce Acquisition Corporation

2.2	Form of Voting Agreement

10.1	Intellectual Property and Technology Agreement, dated July 26, 2012, between AuthenTec, Inc. and Apple Inc.

10.2	Development Agreement, dated July 26, 2012, between AuthenTec, Inc. and Apple Inc.

99.1	Investor Questions and Answers